UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 21, 2010

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	000-50697	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue, 22nd Floor, Building East, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 21, 2010, Ares Capital Corporation (the “Company”) and U.S. Bank National Association (the “Trustee”), entered into an Indenture (the “Indenture”) and a First Supplemental Indenture (the “First Supplemental Indenture”) relating to the Company’s issuance, offer and sale of $200,000,000 aggregate principal amount of its 7.75% senior notes due 2040 (the “Notes”).  The Company has granted the underwriters an option to purchase up to an additional $30,000,000 in aggregate principal amount of the Notes to cover over-allotments, if any.

The Notes will mature on October 15, 2040 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after October 15, 2015 at a redemption price of $25 per security plus accrued and unpaid interest.  The Notes bear interest at a rate of 7.75% per year payable quarterly on January 15, April 15, July 15 and October 15 of each year, commencing on January 15, 2011.  The Notes are direct unsecured obligations of the Company.

The Company expects to use the net proceeds of this offering to repay outstanding indebtedness under its revolving credit facility and for general corporate purposes.

The Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act of 1940, as amended, and to provide financial information to the holders of the Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934.  These covenants are subject to important limitations and exceptions that are described in the Indenture.

The Notes were offered and sold pursuant to the Registration Statement on Form N-2 (File No. 333—165585) and the prospectus supplement filed with the Securities and Exchange Commission on October 15, 2010.  The transaction closed on October 21, 2010.

The Trustee also serves as the Company’s custodian under the terms of a custody agreement, pursuant to which it receives customary fees and expenses as custodian.

The foregoing descriptions of the Indenture and the First Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of the Indenture and the First Supplemental Indenture, respectively, each filed as exhibits hereto and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

d) Exhibits

4.1	Indenture, dated as of October 21, 2010, between the Company and U.S. Bank National Association, as trustee

4.2	First Supplemental Indenture, dated as of October 21, 2010, relating to the 7.75% Senior Notes due 2040, between the Company and U.S. Bank National Association, as trustee

4.3	Form of 7.75% Senior Notes due 2040

5.1	Opinion of Venable LLP

5.2	Opinion of Proskauer Rose LLP

23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto)

23.2	Consent of Proskauer Rose LLP (contained in the opinion filed as Exhibit 5.2 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: October 21, 2010

	By:	/s/ Richard S. Davis
	Name:	Richard S. Davis
	Title:	Chief Financial Officer

Exhibit Index

4.1	Indenture, dated as of October 21, 2010, between the Company and U.S. Bank National Association, as trustee

4.2	First Supplemental Indenture, dated as of October 21, 2010, relating to the 7.75% Senior Notes due 2040, between the Company and U.S. Bank National Association, as trustee

4.3	Form of 7.75% Senior Notes due 2040

5.1	Opinion of Venable LLP

5.2	Opinion of Proskauer Rose LLP

23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto)

23.2	Consent of Proskauer Rose LLP (contained in the opinion filed as Exhibit 5.2 hereto)